Exhibit 99.1

For Immediate Release

Contact: Alfred Merriweather

VP, Finance and CFO

650.210.1200

invrel@aclara.com

ACLARA ANNOUNCES FIRST QUARTER FINANCIAL RESULTS

MOUNTAIN VIEW, Calif. – April 29, 2004 – ACLARA BioSciences (Nasdaq: ACLA), today reported financial results for the three months ended March 31, 2004.

First Quarter 2004 Financial Results

Revenue for the three months ended March 31, 2004 was $597,000, compared to revenue for the three months ended March 31, 2003 of $179,000.

Total operating expenses for the three months ended March 31, 2004 were $4.7 million, a decrease of $2.1 million, or 32%, compared to $6.8 million in the comparable quarter of 2003.

Reflecting the improved revenue and the continued reduction in expenses, net loss for the three months ended March 31, 2004 was $3.7 million, or a loss of $0.10 per share, a reduction of 40% from the net loss of $6.2 million, or $0.18 per share, in the first quarter of 2003.

Total cash resources, comprising cash and marketable investments, were $85.3 million at March 31, 2004. The reduction in these balances during the first quarter was $3.1 million.

Business Progress

During the quarter, in addition to our standard assay business, our principal focus has been on further evaluation and validation of eTag assays as aides in the development of individualized medicines, particularly targeted cancer therapies. The ability of eTag assays to identify difficult-to-detect protein complexes may provide unique insights to the likelihood of particular patients to respond to specific pharmaceuticals. In addition, the ability of our eTag assays to retrospectively address small amounts of clinical tissue samples that have been previously stored in a formalin-fixed paraffin-embedded format enables us to analyze samples from past and current clinical trials as well as from commercially available drugs to compare potentially predictive assay results with actual drug response data. “An important element of our strategy is to conduct studies with our clinical collaborators based on retrospective study of tissue samples derived from clinical trials on both commercial drugs and clinical drug candidates,” said Thomas Klopack, ACLARA chief executive officer. “We are looking forward to increasing our visibility within the oncology community through these studies conducted with leading clinicians”.

About ACLARA

ACLARA BioSciences, Inc. is commercializing its proprietary eTag Assay System to enhance and accelerate drug discovery research and the preclinical and clinical development of targeted therapeutics. ACLARA’s technology may also enable the development of highly-specific, protein-based diagnostics capable of providing physicians with a powerful tool for creating personalized treatment regimens for patients suffering from serious and difficult-to-treat cancers.

ACLARA’s eTag Assay System is a high performance, high throughput system for the simultaneous measurement of 10’s to 100’s of genes, and proteins across thousands of samples. Researchers can measure multiple aspects of a complex biological system, including protein complexes, cell signaling and path-way activation events-all based on small amounts of cells or tissues in multiple formats, including formalin-fixed paraffin-embedded tissue samples.

For more information on ACLARA please visit the Company’s web site at www.aclara.com.

Forward-Looking Statements

All statements in this news release that are not historical are forward-looking statements within the meaning of the Securities Exchange Act of 1934 as amended. Such forward-looking statements are subject to factors that could cause actual results to differ materially for ACLARA from those projected. Those factors include risks and uncertainties relating to the performance of the Company’s products, anticipated progress in commercialization of our eTag™ assay system; the potential for use of our eTag assays in clinical development programs; the potential for use of our eTag assays as diagnostic tests; our ability to successfully conduct clinical studies and the results obtained from those studies; our ability to establish reliable, high-volume operations at commercially reasonable costs; expected reliance on a few customers for the majority of our revenues; actual market acceptance of our products and adoption of our technological approach and products by pharmaceutical and biotechnology companies; our estimate of the size of our markets; our estimates of the levels of demand for our products; our ability to develop organizational capabilities suitable for the further development and commercialization of our eTag assays; the ultimate validity and enforceability of our patent applications and patents; the possible infringement of the intellectual property of others; technological approaches of ACLARA and its competitors; and other risk factors identified in the Company’s Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission.

Trademarks

ACLARA BioSciences is a registered trademark and eTag and the ACLARA logo are trademarks of ACLARA BioSciences, Inc.

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~Financial statements to follow~

ACLARA BIOSCIENCES, INC.

CONDENSED STATEMENTS OF OPERATIONS

(In Thousands, Except Per Share Data)

(Unaudited)

	Three Months Ended March 31,
	2004	2003
Revenues	$597	$179

Costs and Operating expenses:
Research and development	2,945	4,350
Selling, general and administrative	1,743	2,499

Total costs and operating expenses	4,688	6,849

Loss from operations	(4,091)	(6,670)
Interest income, net	350	440

Net loss	$(3,741)	$(6,230)

Net loss per share	$(0.10)	$(0.18)

Weighted average number of shares used in net loss per share calculation	35,997	35,445

ACLARA BIOSCIENCES, INC.

CONDENSED BALANCE SHEETS

(In Thousands, Except Share and Per Share Amounts)

(unaudited)

	March 31, 2004	December 31, 2003
ASSETS
Current assets :
Cash, cash equivalents and marketable investments	$85,266	$88,396
Accounts receivable	473	272
Prepaid expenses and other current assets	791	345
Inventories	2,764	2,766

Total current assets	89,294	91,779

Property and equipment, net	5,554	5,877
Other assets, net	1,297	1,350

Total assets	$96,145	$99,006

LIABILITIES & STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,148	$519
Accrued payroll and related expenses	886	983
Accrued expenses and other current liabilities	678	850
Deferred revenue	461	550
Current portion of loans payable	125	161

Total current liabilities	3,298	3,063

Loans payable, net of current portion	365	382
Deferred rent	475	467

Total liabilities	4,138	3,912

Stockholders’ equity:
Common stock, $0.001 par value:
Authorized 150,000,000 shares; Issued and outstanding: 36,126,556 shares at March 31, 2004 and 35,901,175 shares at December 31, 2003	37	37
Treasury stock at cost (900,000 shares at March 31, 2004 and at December 31, 2003)	(1,350)	(1,350)
Additional paid-in capital	260,019	259,379
Accumulated other comprehensive income	68	54
Deficit accumulated during development stage	(166,767)	(163,026)

Total stockholders’ equity	92,007	95,094

Total liabilities and stockholders’ equity	$96,145	$99,006

ACLARA BIOSCIENCES, INC.

CONDENSED BALANCE SHEETS

(In Thousands, Except Share and Per Share Amounts)

(unaudited)

	March 31, 2004	December 31, 2003
ASSETS
Current assets:
Cash, cash equivalents and marketable investments	$85,266	$88,396
Accounts receivable	473	272
Prepaid expenses and other current assets	791	345
Inventories	2,764	2,766

Total current assets	89,294	91,779

Property and equipment, net	5,554	5,877
Other assets, net	1,297	1,350

Total assets	$96,145	$99,006

LIABILITIES & STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$1,148	$519
Accrued payroll and related expenses	886	983
Accrued expenses and other current liabilities	678	850
Deferred revenue	461	550
Current portion of loans payable	125	161

Total current liabilities	3,298	3,063

Loans payable, net of current portion	365	382
Deferred rent	475	467

Total liabilities	4,138	3,912

Stockholders’ equity:
Common stock, $0.001 par value:
Authorized 150,000,000 shares; Issued and outstanding: 36,126,556 shares at March 31, 2004 and 35,901,175 shares at December 31, 2003	37	37
Treasury stock at cost (900,000 shares at March 31, 2004 and at December 31, 2003)	(1,350)	(1,350)
Additional paid-in capital	260,019	259,379
Accumulated other comprehensive income	68	54
Accumulated deficit	(166,767)	(163,026)

Total stockholders’ equity	92,007	95,094

Total liabilities and stockholders’ equity	$96,145	$99,006

ACLARA BIOSCIENCES, INC.

CONDENSED STATEMENTS OF OPERATIONS

(In Thousands, Except Per Share Data)

(Unaudited)

	Three Months Ended March 31,
	2004	2003
Revenues	$597	$179

Costs and Operating expenses:
Research and development	2,945	4,350
Selling, general and administrative	1,743	2,499

Total costs and operating expenses	4,688	6,849

Loss from operations	(4,091)	(6,670)
Interest income, net	350	440

Net loss	$(3,741)	$(6,230)

Net loss per share	$(0.10)	$(0.18)

Weighted average number of shares used in net loss per share calculation	35,997	35,445